Income Taxes (Tables)	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Schedule of reconciliations of the statutory income tax rate
	For the Years Ended December 31
	2020	2021	2022
	(Restated)
Net income before provision for income taxes	$50,632	$36,328	$26,853
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	12,658	9,082	6,713
Expenses not deductible for tax purpose	297	96	11
Changes in valuation allowance	6	-	567
Effect of warrant liability revaluation	(4,928)	(203)	16
Effect of preferential tax rates granted to the PRC entities (a)	(6,360)	(7,999)	(6,894)
Income tax expense	$1,673	$976	$413
Effective income tax rate	3.30%	2.69%	1.54%

(a)	The Company’s subsidiary Horgos, Horgos Glory Prosperity, Horgos Glary Wisdom were eligible to be exempted from income tax from 2017 to 2020, and enjoy a preferential income tax rate of 15% that are expected to last from 2021 to 2025. Horgos Technology is eligible to be exempted from income tax from 2020 to 2024. Beijing Leshare was recognized as a high-tech enterprise and received a preferential income tax rate of 15%. For the years ended December 31, 2020, 2021 and 2022, the tax saving as the result of the favorable tax rate amounted to $6,360, $7,999 and $6,894, respectively, and per share effect of the favorable tax rate were $0.12, $0.12 and $0.10.

Schedule of deferred tax asset
	December 31, 2021	December 31, 2022
Deferred tax assets:
Allowance for doubtful accounts	$56	$103
Total deferred tax assets, net	$56	$103